united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2022

Item 1. Reports to Stockholders.

(a)

Boyd Watterson Limited Duration Enhanced
Income Fund

Class A Shares – BWDAX

Class C Shares – BWDCX

Class I Shares – BWDIX

Class I2 Shares – BWDTX

Annual Report

June 30, 2022

1-877-345-9597

www.boydwattersonfunds.com

Boyd Watterson Asset Management, LLC

1301 East 9th Street, Suite 2900

Cleveland, Ohio 44114

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Investors and Consultants,

Thank you for your confidence in Boyd Watterson Asset Management and for allowing us to manage a portion of your assets in the Boyd Watterson Limited Duration Enhanced Income Fund.

Fund Objectives:

The Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”) seeks (i) income generation as a principal objective and (ii) capital preservation and total return as secondary objectives.

Performance Discussion:

The Fund’s net return was (5.54%) for the fiscal year ended June 30, 2022. The Fund’s benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index(1) returned (3.56%) over the same period.

The last twelve months can be characterized as two very distinct six-month periods. July through December of 2021 can generally be characterized as relatively calm but positive. The S&P500 Index was up over 10% and the Ten-Year Treasury rate was relatively unchanged, moving from 1.47% at June 30, 2021 to 1.51% at December 31, 2021. Credit sectors of the fixed income market generated positive excess returns and the Fund had a positive return of approximately 0.76%. Inflation was still being deemed “transitory” and the markets were accepting that the Federal Reserve would likely embark on a gradual and moderate series of interest rate hikes.

While 2021 went out like a lamb, 2022 came in like a lion. In contrast to the first half of the fiscal year, January through June of 2022 can be characterized as volatile and negative. Beginning in January, inflation was no longer considered “transitory” and was instead the highest in three decades. The Federal Reserve pivoted toward an aggressive rate hike schedule and the markets became extremely concerned that the Federal Reserve’s actions could thrust the economy into a recession and that corporate profit expectations were far to high. The results for this last six-month period were dramatically negative for all segments of the market. The S&P 500 Index return was nearly (20%), the Ten-Year Treasury yield went from 1.51% to 3.01%, the Aggregate Index return was (10.35%) and all credit sectors of the fixed income market generated negative excess returns, with the broad High Yield Bond Index returning (14.04%).

In the midst of all that, the Fund’s return moved negative. The income generation portion of the fund was not able to overcome the negative pricing action created by wider credit spreads and higher interest rates. On a positive note, however, despite the negative price actions, the Fund’s holdings displayed strong fundamental characteristics. Over the fiscal year the Fund’s ratio of credit rating upgrades to downgrades was 9.5:1.0 in favor of upgrades. In comparison, the corporate bond market ratio was only 2.5:1.0 over the same period. The capital preservation goal of the Fund was addressed through the improving profile of its holdings.

Over the fiscal year, as market conditions have deteriorated, the Fund has taken steps to lower its risk profile. While it is still overweight high yield bonds, its high yield exposure was reduced to approximately 55% at June 30, 2022, from 69% at December 31, 2021. Similarly, to protect against rising interest rates, the Fund increased its holding of floating rate securities to nearly 40% from approximately 25%.

The Fund continues to seek income from a diversified set of sectors including various segments of the securitized market, bank loans, preferred stock and corporate bonds. We remain keenly focused on inflation and the labor markets as we evaluate future actions from the Federal Reserve and will actively adjust our portfolio positioning as warranted.

We believe the Fund’s limited duration profile positions it favorably versus intermediate- and longer-duration fixed income alternatives during periods of rising interest rates. Our expectation is for income generation to be the primary driver of returns over the near-term. The Fund is positioned near the mid-point of its targeted duration range at quarter-end. We will continue to manage the portfolio with an up-in-quality bias across the sectors represented.

(1)	The Bloomberg Barclays 1-3 Year Govt/Credit Index is an unmanaged index which is a component of the US Government/Credit Index, which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years. Formerly known as Bloomberg Barclays Capital U.S. 1-3 Year Govt/Credit Bond Index. Investors cannot invest directly in an index.

5735-NLD-08092022

Boyd Watterson Limited Duration Enhanced Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

Average Annual Total Return through June 30, 2022*, as compared to its benchmarks:

	One	Three	Five	Since	Since	Since
	Year	Year	Year	Inception (e)	Inception (f)	Inception (g)
Boyd Watterson Limited Duration Enhanced Income Fund - Class A	-5.94%	0.36%	N/A	N/A	N/A	1.04%
Boyd Watterson Limited Duration Enhanced Income Fund - Class A with load	-8.04%	-0.40%	N/A	N/A	N/A	0.35%
Boyd Watterson Limited Duration Enhanced Income Fund - Class C	-6.67%	-0.42%	N/A	N/A	N/A	0.35%
Boyd Watterson Limited Duration Enhanced Income Fund - Class I	-5.69%	0.62%	1.68%	1.83%	N/A	N/A
Boyd Watterson Limited Duration Enhanced Income Fund - Class I2 (a)	-5.54%	0.79%	1.86%	N/A	2.61%	N/A
Bloomberg 1-3 Year Govt/Credit Index (b)	-3.56%	0.31%	1.07%	1.05%	1.03%	0.92%
Bloomberg 1-5 Year Govt/Credit Index (c)	-5.20%	0.12%	1.08%	1.06%	1.24%	0.95%
Bloomberg U.S. Treasury 1-3 Years (d)	-3.51%	0.18%	0.90%	0.87%	0.82%	0.79%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, until at least October 31, 2022, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and the Board, contractual indemnification of Fund service providers (other than the advisor))) will not exceed 0.89%, 1.59%, 0.60%, and 0.40% of the daily average net assets attributable to Class A, Class C, Class I and Class I2 shares, respectively. Class A, Class C, Class I, and Class I2’s total annual expense ratios are 0.86%, 1.60%, 0.61%, and 0.41%, respectively, per the Fund’s most recent prospectus. Without waiver the expense ratios are 0.86%, 1.61%, 0.61%, and 0.61% for Class A, Class C, Class I and Class I2, respectively. For performance information current to the most recent month-end, please call toll-free 1-877-345-9597.

(a)	The Fund is the successor to the Boyd Watterson Limited Duration Mid-Grade Fund, LLC (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by the same advisor who currently manages the Fund, and had substantially similar investment objectives and strategies to those of the Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I2 Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”).

(b)	The Bloomberg 1-3 Year Govt/Credit Index is an unmanaged index which is a component of the US Government/Credit Index, which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years. Formerly known as Bloomberg Barclays Capital U.S. 1-3 Year Govt/Credit Bond Index. Investors cannot invest directly in an index.

(c)	The Bloomberg 1-5 Year Govt/Credit Index is an unmanaged index which is a component of the US Government/Credit Index, which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and five years. Formerly known as Bloomberg Barclays 1-5 Year Govt/Credit Bond Index. Investors cannot invest directly in an index.

(d)	The Bloomberg U.S. Treasury 1-3 Years Index is an unmanaged index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Formerly known as Bloomberg Barclays U.S. Treasury 1-3 Years Index. Investors cannot invest directly in an index.

(e)	Class I inception date is April 13, 2017.

(f)	Class I2 inception date is July 15, 2013.

(g)	Class A and C inception date is February 28, 2019.

Comparison of the Change in Value of a $5,000,000 Investment

Boyd Watterson Limited Duration Enhanced Income Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
June 30, 2022

Portfolio Composition	Percentage of Net Assets
CLO	21.4%
Auto Loan	11.5%
Oil & Gas Producers	6.7%
Banking	3.0%
Engineering & Construction	2.8%
Biotech & Pharma	2.7%
Specialty Finance	2.6%
Chemicals	2.4%
Food	2.2%
Containers & Packaging	2.1%
Other Assets in Excess of Other Liabilities	42.6%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS
June 30, 2022

			Coupon Rate
Shares			(%)	Maturity	Fair Value
	PREFERRED STOCKS — 1.9%

	ASSET MANAGEMENT — 0.7%
120,000	Charles Schwab Corporation (The) - Series J		1.1130	06/01/26	$2,452,800

	BANKING — 1.2%
117,000	Huntington Bancshares, Inc. - Series H		1.1250	04/15/26	2,183,220
122,135	US Bancorp, B - Series M		1.0000	04/15/26	2,266,826
					4,450,046
	TOTAL PREFERRED STOCKS (Cost $9,080,956)				6,902,846

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 34.3%
	AUTO LOAN — 11.5%
2,030,000	AmeriCredit Automobile Receivables Trust 2020-2		2.1300	03/18/26	1,955,901
2,000,000	CarMax Auto Owner Trust 2020-2		5.7500	05/17/27	2,027,410
2,000,000	Credit Acceptance Auto Loan Trust 2019-3 Series 2019-3 C(a)		3.0600	03/15/29	1,971,080
2,435,000	Credit Acceptance Auto Loan Trust 2020-1 Series 20-1A C(a)		2.5900	06/15/29	2,374,306
1,000,000	First Investors Auto Owner Trust(a)		3.3500	04/15/27	931,314
2,275,000	First Investors Auto Owner Trust 2018-2(a)		5.3600	01/15/25	2,283,873
1,555,000	First Investors Auto Owner Trust 2019-1(a)		4.5300	06/16/25	1,548,454
2,000,000	First Investors Auto Owner Trust 2019-2(a)		3.8800	01/15/26	1,974,534
1,000,000	First Investors Auto Owner Trust 2020-1(a)		4.6300	06/16/26	996,263
2,230,000	First Investors Auto Owner Trust 2021-2 Series 2021-2A D(a)		1.6600	12/15/27	2,033,892
2,475,000	GM Financial Leasing Trust		1.0100	07/21/25	2,382,431
1,472,843	Santander Drive Auto Receivables Trust 2019-2		3.2200	07/15/25	1,469,437
3,000,000	Santander Drive Auto Receivables Trust 2021-1		0.7500	02/17/26	2,928,084
978,404	Westlake Automobile Receivables Trust 2019-2 Series 2019-2A Class D(a)		3.2000	11/15/24	978,738
1,500,000	Westlake Automobile Receivables Trust 2019-3(a)		3.5900	03/17/25	1,481,688
2,000,000	Westlake Automobile Receivables Trust 2019-3(a)		4.7200	04/15/26	1,984,534
1,000,000	Westlake Automobile Receivables Trust 2020-2 Series 2020-2A D(a)		2.7600	01/15/26	985,647
3,000,000	Westlake Automobile Receivables Trust 2020-3(a)		5.1100	05/17/27	2,937,894
2,000,000	Westlake Automobile Receivables Trust 2021-2(a)		2.3800	03/15/27	1,840,626
3,000,000	Westlake Automobile Receivables Trust 2021-2(a)		3.6600	12/15/27	2,749,114
1,305,000	Westlake Automobile Receivables Trust 2021-3(a)		1.5800	01/15/27	1,237,371

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 34.3% (Continued)
	AUTO LOAN — 11.5% (Continued)
1,830,000	Westlake Automobile Receivables Trust 2021-3 Series 2021-3A E(a)		3.4200	04/15/27	$1,696,735
					40,769,326
	CLO — 21.4%
1,550,098	Allegro CLO II-S Ltd.(a),(b)	US0003M + 1.080%	2.1780	10/21/28	1,530,289
700,000	Allegro CLO II-S Ltd.(a),(b)	US0003M + 2.150%	3.2480	10/21/28	679,992
5,050,000	ALM 2020 Ltd.(a),(b)	US0003M + 1.850%	2.8940	10/15/29	4,914,543
1,250,000	Apidos CLO XXXV(a),(b)	US0003M + 5.750%	6.8130	04/20/34	1,095,658
1,758,359	Ares XL CLO Ltd.(a),(b)	US0003M + 0.870%	1.9140	01/15/29	1,732,863
3,400,000	Ares XL CLO Ltd.(a),(b)	US0003M + 1.800%	2.8440	01/15/29	3,320,100
750,000	Carlyle US CLO 2016-4 Ltd.(a),(b)	US0003M + 2.800%	3.8630	10/20/27	677,669
2,250,000	CARLYLE US CLO 2019-2 Ltd.(a),(b)	US0003M + 1.650%	2.6940	07/15/32	2,156,897
1,250,000	CIFC Funding 2014-II-R Ltd.(a),(b)	US0003M + 1.050%	2.2340	04/24/30	1,233,056
1,450,000	CIFC Funding 2017-IV Ltd.(a),(b)	US0003M + 1.550%	2.7340	10/24/30	1,385,433
3,000,000	CIFC Funding 2017-IV Ltd.(a),(b)	US0003M + 3.150%	4.3340	10/24/30	2,803,977
250,000	Dryden 30 Senior Loan Fund(a),(b)	US0003M + 1.700%	3.1110	11/15/28	239,475
2,500,000	Dryden 30 Senior Loan Fund(a),(b)	US0003M + 2.600%	4.0110	11/15/28	2,248,188
245,632	Dryden Senior Loan Fund(a),(b)	US0003M + 0.980%	2.0240	04/15/28	242,170
2,750,000	Goldentree Loan Management US CLO 1 Ltd.(a),(b)	US0003M + 3.150%	4.2130	04/20/34	2,598,065
2,500,000	GoldenTree Loan Opportunities IX Ltd.(a),(b)	US0003M + 3.000%	4.2390	10/29/29	2,338,800
2,250,000	Highbridge Loan Management 7-2015 Ltd.(a),(b)	US0003M + 1.180%	2.5910	03/15/27	2,191,901
4,250,000	Jay Park CLO Ltd.(a),(b)	US0003M + 2.000%	3.0630	10/20/27	4,105,720
3,420,000	JFIN CLO 2016 Ltd.(a),(b)	US0003M + 3.400%	4.6250	10/27/28	3,356,255
4,000,000	LCM XX, L.P.(a),(b)	US0003M + 5.450%	6.5130	10/20/27	3,610,000
500,000	LCM XXI, L.P.(a),(b)	US0003M + 2.800%	3.8630	04/20/28	486,049
1,147,795	LCM XXII Ltd.(b)	US0003M + 1.160%	2.2230	10/20/28	1,135,096
2,000,000	Madison Park Funding XXIV Ltd.(a),(b)	US0003M + 1.750%	2.8130	10/20/29	1,944,418
425,231	Magnetite VII Ltd.(a),(b)	US0003M + 0.800%	1.8440	01/15/28	418,982
271,180	Magnetite XVI Ltd.(a),(b)	US0003M + 0.800%	1.8440	01/18/28	266,966
950,000	Magnetite XVIII Ltd.(a),(b)	US0003M + 1.500%	2.9110	11/15/28	924,500
2,000,000	Neuberger Berman CLO XV(a),(b)	US0003M + 1.850%	2.8940	10/15/29	1,918,488
6,000,000	Neuberger Berman CLO XVII Ltd.(a),(b)	US0003M + 2.000%	3.1360	04/22/29	5,766,599
2,000,000	Neuberger Berman Loan Advisers CLO 32 Ltd.(a),(b)	US0003M + 2.700%	3.7440	01/19/32	1,870,144
2,900,000	OCP CLO 2014-7 Ltd.(a),(b)	US0003M + 3.100%	4.1630	07/20/29	2,755,183
2,400,000	OZLM XII Ltd.(a),(b)	US0003M + 1.600%	2.8860	04/30/27	2,379,706

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 34.3% (Continued)
	CLO — 21.4% (Continued)
242,841	Race Point VIII CLO Ltd.(a),(b)	US0003M + 1.040%	2.5180	02/20/30	$239,708
2,000,000	Regatta IX Funding Ltd.(a),(b)	US0003M + 6.000%	7.0440	04/17/30	1,805,212
2,250,000	Regatta XIII Funding Ltd.(a),(b)	US0003M + 3.100%	4.1440	07/15/31	2,143,508
187,500	Riserva Clo Ltd.(a),(b)	US0003M + 0.800%	1.8440	01/18/34	187,339
850,000	Silver Creek CLO Ltd.(a),(b)	US0003M + 2.300%	3.3630	07/20/30	825,588
3,700,000	Silvermore CLO Ltd.(a),(b)	US0003M + 3.450%	4.8610	05/15/26	3,671,950
2,000,000	Venture XVII CLO Ltd.(a),(b)	US0003M + 2.820%	3.8640	04/15/27	1,870,702
1,390,000	Wellfleet CLO 2016-1 Ltd.(a),(b)	US0003M + 2.900%	3.9630	04/20/28	1,351,038
250,000	Wind River 2021-2 CLO Ltd.(a),(b)	US0003M + 3.150%	4.2130	07/20/34	228,122
1,500,000	Wind River CLO Ltd.(a),(b)	US0003M + 1.950%	3.0130	04/20/34	1,399,524
					76,049,873
	NON AGENCY CMBS — 0.3%
680,477	COMM 2012-CCRE5 Mortgage Trust(a),(c)		4.4910	12/10/45	665,094
518,188	Wells Fargo Commercial Mortgage Trust 2016-NXS6		2.3990	11/15/49	517,724
					1,182,818
	OTHER ABS — 0.3%
210,387	MVW Owner Trust 2016-1(a)		2.2500	12/20/33	209,555
972,891	MVW Owner Trust 2017-1(a)		2.4200	12/20/34	955,185
					1,164,740
	RESIDENTIAL MORTGAGE — 0.8%
229,880	Towd Point Mortgage Trust 2017-5(a),(b)	US0001M + 0.600%	2.2240	02/25/57	227,633
328,561	Towd Point Mortgage Trust 2017-6(a),(c)		2.7500	10/25/57	321,302
1,254,174	Towd Point Mortgage Trust 2018-2(a),(c)		3.2500	03/25/58	1,229,755
1,204,779	Towd Point Mortgage Trust 2018-3 Series 2018-3 Class A1(a),(c)		3.7500	05/25/58	1,180,364
					2,959,054
	TOTAL ASSET BACKED SECURITIES (Cost $126,724,531)				122,125,811

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 38.7%
	ASSET MANAGEMENT — 0.7%
1,815,000	Oaktree Specialty Lending Corporation		3.5000	02/25/25	1,722,910
850,000	Oaktree Specialty Lending Corporation		2.7000	01/15/27	737,822
					2,460,732

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 38.7% (Continued)
	AUTOMOTIVE — 0.3%
975,000	Adient Global Holdings Ltd.(a)		4.8750	08/15/26	$857,138
250,000	Dana, Inc.		5.3750	11/15/27	216,908
					1,074,046
	BANKING — 1.8%
2,830,000	Bank of America Corporation(c)	US0003M + 3.292%	5.1250	12/20/67	2,640,885
2,400,000	JPMorgan Chase & Company(c)	US0003M + 3.300%	6.0000	02/01/68	2,255,928
1,533,000	Synovus Financial Corporation(c)	USSW5 + 3.379%	5.9000	02/07/29	1,483,180
					6,379,993
	CABLE & SATELLITE — 0.3%
1,000,000	CCO Holdings, LLC/CCO Holdings Capital Corporation(a)		5.0000	02/01/28	923,865

	CHEMICALS — 1.6%
3,000,000	Avient Corporation(a)		5.7500	05/15/25	2,878,090
492,000	HB Fuller Company		4.0000	02/15/27	443,656
770,000	HB Fuller Company		4.2500	10/15/28	644,274
2,000,000	Ingevity Corporation(a)		3.8750	11/01/28	1,678,610
					5,644,630
	COMMERCIAL SUPPORT SERVICES — 0.7%
2,945,000	Korn Ferry(a)		4.6250	12/15/27	2,648,762

	CONSTRUCTION MATERIALS — 0.9%
3,592,000	Advanced Drainage Systems, Inc.(a)		5.0000	09/30/27	3,317,248

	CONSUMER SERVICES — 1.9%
3,775,000	Rent-A-Center, Inc.(a)		6.3750	02/15/29	2,949,370
3,885,000	Service Corp International		5.1250	06/01/29	3,676,452
					6,625,822
	CONTAINERS & PACKAGING — 1.4%
2,420,000	Silgan Holdings, Inc.		4.1250	02/01/28	2,174,043
3,350,000	TriMas Corporation(a)		4.1250	04/15/29	2,866,210
					5,040,253
	ENGINEERING & CONSTRUCTION — 1.9%
2,035,000	Installed Building Products, Inc.(a)		5.7500	02/01/28	1,810,790
4,975,000	MasTec, Inc.(a)		4.5000	08/15/28	4,488,750

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 38.7% (Continued)
	ENGINEERING & CONSTRUCTION — 1.9% (Continued)
					$6,299,540
	FOOD — 1.4%
4,009,000	Darling Ingredients, Inc.(a)		5.2500	04/15/27	3,884,461
1,264,000	Post Holdings, Inc.(a)		5.7500	03/01/27	1,226,105
					5,110,566
	FORESTRY, PAPER & WOOD PRODUCTS — 1.1%
2,360,000	Louisiana-Pacific Corporation(a)		3.6250	03/15/29	1,863,742
2,200,000	Resolute Forest Products, Inc.(a)		4.8750	03/01/26	1,994,377
					3,858,119
	HEALTH CARE FACILITIES & SERVICES — 0.6%
2,500,000	Molina Healthcare, Inc.(a)		4.3750	06/15/28	2,240,780

	HOME & OFFICE PRODUCTS — 0.3%
1,278,000	Scotts Miracle-Gro Company (The)		4.5000	10/15/29	1,055,583

	HOME CONSTRUCTION — 1.5%
2,000,000	LGI Homes, Inc.(a)		4.0000	07/15/29	1,495,860
1,210,000	Meritage Homes Corporation		6.0000	06/01/25	1,182,256
3,050,000	Patrick Industries, Inc.(a)		7.5000	10/15/27	2,826,953
					5,505,069
	HOUSEHOLD PRODUCTS — 1.1%
3,907,000	Central Garden & Pet Company		5.1250	02/01/28	3,511,735
342,000	Prestige Brands, Inc.(a)		5.1250	01/15/28	318,334
					3,830,069
	INSTITUTIONAL FINANCIAL SERVICES — 0.8%
3,485,000	Goldman Sachs Group, Inc. (The) Series P(c)	US0003M + 2.874%	5.0000	05/10/66	2,970,963

	INTERNET MEDIA & SERVICES — 0.7%
2,500,000	Netflix, Inc.		5.7500	03/01/24	2,541,550
100,000	Netflix, Inc.		5.8750	02/15/25	101,676
					2,643,226
	LEISURE FACILITIES & SERVICES — 0.9%
3,560,000	Boyne USA, Inc.(a)		4.7500	05/15/29	3,088,336

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 38.7% (Continued)
	MACHINERY — 0.9%
4,000,000	ATS Automation Tooling Systems, Inc.(a)		4.1250	12/15/28	$3,345,860

	METALS & MINING — 2.0%
3,603,000	Freeport-McMoRan, Inc.		5.0000	09/01/27	3,580,895
446,000	Joseph T Ryerson & Son, Inc.(a)		8.5000	08/01/28	460,762
2,767,000	Mineral Resources Ltd.(a)		8.1250	05/01/27	2,696,065
					6,737,722
	OIL & GAS PRODUCERS — 5.6%
100,000	Antero Resources Corporation(a)		8.3750	07/15/26	105,943
2,775,000	Cheniere Energy Partners, L.P.		4.5000	10/01/29	2,482,057
3,250,000	Hess Midstream Operations, L.P.(a)		5.6250	02/15/26	3,102,174
148,000	Murphy Oil Corporation		6.8750	08/15/24	148,561
3,015,000	Murphy Oil Corporation		5.7500	08/15/25	2,975,715
3,240,000	Murphy Oil USA, Inc.		5.6250	05/01/27	3,180,481
750,000	Murphy Oil USA, Inc.		4.7500	09/15/29	677,366
2,000,000	Oasis Petroleum, Inc.(a)		6.3750	06/01/26	1,852,980
2,825,000	Sunoco, L.P./Sunoco Finance Corporation		6.0000	04/15/27	2,697,619
2,909,000	Targa Resources Partners, L.P./Targa Resources		5.0000	01/15/28	2,773,761
					19,996,657
	PUBLISHING & BROADCASTING — 0.4%
1,500,000	Nexstar Broadcasting, Inc.(a)		5.6250	07/15/27	1,371,900

	REAL ESTATE INVESTMENT TRUSTS — 1.3%
3,000,000	HAT Holdings I, LLC/HAT Holdings II, LLC(a)		6.0000	04/15/25	2,877,975
2,000,000	Iron Mountain, Inc.(a)		5.2500	03/15/28	1,795,075
					4,673,050
	RETAIL - CONSUMER STAPLES — 2.0%
3,959,000	Albertsons Companies, Inc./Safeway, Inc.(a)		5.8750	02/15/28	3,707,168
3,910,000	SEG Holding, LLC/S.E.G Finance Corporation(a)		5.6250	10/15/28	3,508,912
					7,216,080
	RETAIL - DISCRETIONARY — 0.9%
1,400,000	Asbury Automotive Group, Inc.		4.5000	03/01/28	1,216,439

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 38.7% (Continued)
	RETAIL - DISCRETIONARY — 0.9% (Continued)
2,250,000	Penske Automotive Group, Inc.		3.5000	09/01/25	$2,112,998
					3,329,437
	SEMICONDUCTORS — 1.6%
2,180,000	Amkor Technology, Inc.(a)		6.6250	09/15/27	2,067,392
2,075,000	ON Semiconductor Corporation(a)		3.8750	09/01/28	1,832,485
2,200,000	Synaptics, Inc.(a)		4.0000	06/15/29	1,789,678
					5,689,555
	SPECIALTY FINANCE — 0.7%
3,000,000	FirstCash, Inc.(a)		4.6250	09/01/28	2,594,760

	TECHNOLOGY HARDWARE — 0.7%
2,685,000	Seagate HDD Cayman		4.8750	03/01/24	2,655,990

	TECHNOLOGY SERVICES — 1.7%
2,500,000	Booz Allen Hamilton, Inc.(a)		3.8750	09/01/28	2,216,513
1,920,000	Nielsen Finance, LLC/Nielsen Finance Company(a)		5.6250	10/01/28	1,788,586
2,000,000	Nielsen Finance, LLC/Nielsen Finance Company(a)		4.5000	07/15/29	1,806,842
					5,811,940
	TRANSPORTATION EQUIPMENT — 1.0%
2,000,000	Allison Transmission, Inc.(a)		4.7500	10/01/27	1,832,138
2,000,000	Allison Transmission, Inc.(a)		5.8750	06/01/29	1,863,810
					3,695,948
	TOTAL CORPORATE BONDS (Cost $155,190,661)				137,836,502

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 18.7%
	AUTOMOTIVE — 0.3%
1,237,500	Adient US, LLC(b)	US0001M + 3.250%	4.3100	04/08/28	1,157,062

	BIOTECH & PHARMA — 2.7%
3,000,000	Horizon Therapeutics USA, Inc.(b)	US0001M + 2.000%	3.0600	05/22/26	2,903,445
997,481	Horizon Therapeutics USA, Inc.(b)	US0001M + 1.750%	2.8100	03/15/28	963,816
2,896,283	Organon & Company(b)	US0001M + 3.000%	3.5600	06/02/28	2,792,510

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 18.7% (Continued)
	BIOTECH & PHARMA — 2.7% (Continued)
3,314,286	Prestige Brands, Inc.(b)	US0001M + 2.000%	3.0600	07/01/28	$3,297,714
					9,957,485
	CABLE & SATELLITE — 0.8%
2,924,812	Charter Communications Operating, LLC(b)	US0001M + 1.850%	2.5200	02/01/27	2,795,389

	CHEMICALS — 0.8%
2,946,934	HB Fuller Company(b)	US0003M + 2.000%	2.9300	10/20/24	2,940,790

	COMMERCIAL SUPPORT SERVICES — 0.8%
2,962,500	AlixPartners LLP(b)	US0001M + 2.750%	3.8100	02/04/28	2,818,078

	CONSTRUCTION MATERIALS — 0.8%
2,969,620	Quikrete Holdings, Inc.(b)	US0001M + 2.625%	3.6800	01/31/27	2,787,731

	CONTAINERS & PACKAGING — 0.7%
2,420,221	Plastipak Packaging, Inc.(b)	US0001M + 2.500%	3.5600	12/01/28	2,331,979

	ELECTRIC UTILITIES — 0.8%
2,925,842	Vistra Operations Company, LLC(b)	US0001M + 1.750%	2.6400	12/31/25	2,805,766

	ENGINEERING & CONSTRUCTION — 0.9%
3,609,599	Centuri Group, Inc.(b)		4.0700	08/27/28	3,467,489

	FOOD — 0.8%
2,955,005	Utz Quality Foods, LLC(b)	US0001M + 3.000%	4.0600	01/20/28	2,820,789

	LEISURE FACILITIES & SERVICES — 0.8%
2,984,962	Hilton Grand Vacations Borrower, LLC(b)	US0001M + 3.000%	4.0600	08/02/28	2,798,402

	LEISURE PRODUCTS — 0.8%
2,970,000	Hayward Industries, Inc.(b)	US0001M + 2.500%	3.5600	05/28/28	2,832,347

	MACHINERY — 0.8%
2,809,091	Columbus McKinnon Corporation(b)	US0001M + 2.750%	3.8100	05/13/28	2,703,750

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 18.7% (Continued)
	MEDICAL EQUIPMENT & DEVICES — 0.7%
2,767,517	Avantor Funding, Inc.(b)	US0001M + 2.250%	3.3100	11/06/27	$2,666,032

	OIL & GAS PRODUCERS — 1.1%
3,980,000	Pilot Travel Centers, LLC(b)	US0001M + 2.000%	3.1300	08/06/28	3,822,452

	PUBLISHING & BROADCASTING — 1.3%
2,992,500	Gray Television, Inc.(b)	US0001M + 3.000%	4.0600	12/01/28	2,867,818
1,705,832	Nexstar Broadcasting, Inc.(b)	US0001M + 2.500%	3.5600	09/19/26	1,670,862
					4,538,680
	REAL ESTATE INVESTMENT TRUSTS — 0.3%
979,592	Iron Mountain, Inc.(b)	US0003M + 1.750%	2.8100	01/02/26	942,857

	SOFTWARE — 1.0%
3,926,116	Open Text Corporation(b)	US0003M + 1.750%	2.5100	05/30/25	3,919,364

	SPECIALTY FINANCE — 1.9%
3,964,992	FleetCor Technologies Operating Company, LLC(b)	US0001M + 1.750%	2.8100	04/22/28	3,821,261
2,984,962	Starwood Property Mortgage, LLC(b)	US0001M + 3.250%	4.3100	07/26/26	2,803,844
					6,625,105
	TECHNOLOGY HARDWARE — 0.6%
1,975,000	Pitney Bowes, Inc.(b)	US0001M + 4.000%	5.0600	03/12/28	1,959,364

	TOTAL TERM LOANS (Cost $69,118,512)				66,690,911

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 5.4%
	MONEY MARKET FUNDS - 5.4%
19,375,301	First American Government Obligations Fund Class X, 1.29% (Cost $19,375,301)(d)	$19,375,301

	TOTAL INVESTMENTS - 99.0% (Cost $379,489,961)	$352,931,371
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%	3,891,811
	NET ASSETS - 100.0%	$356,823,182

CLO	- Collateralized Loan Obligation

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

USSW5	USD SWAP SEMI 30/360 5YR

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022 the total market value of 144A securities is 195,684,524 or 54.8% of net assets.

(b)	Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(c)	Variable rate security; the rate shown represents the rate on June 30, 2022.

(d)	Rate disclosed is the seven day effective yield as of June 30, 2022.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2022

ASSETS
Investment securities:
At cost	$379,489,961
At fair value	$352,931,371
Cash at broker for bank loans	1,190,447
Dividends and interest receivable	2,853,186
Receivable for fund shares sold	17,587
Prepaid expenses	12,588
TOTAL ASSETS	357,005,179

LIABILITIES
Investment advisory fees payable	69,450
Distributions (12b-) fees payable	1,851
Payable to related parties	59,657
Accrued expenses and other liabilities	51,039
TOTAL LIABILITIES	181,997
NET ASSETS	$356,823,182

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$385,457,095
Accumulated losses	(28,633,913)
NET ASSETS	$356,823,182

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,124,853
Shares of beneficial interest outstanding *	230,715

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.21
Maximum offering price per share (net asset value plus maximum sales charge of 2.25%)	$9.42

Class C Shares:
Net Assets	$1,669,763
Shares of beneficial interest outstanding *	181,043

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.22

Class I Shares:
Net Assets	$66,146,140
Shares of beneficial interest outstanding *	7,191,799

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.20

Class I2 Shares:
Net Assets	$286,882,426
Shares of beneficial interest outstanding *	30,853,538

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.30

*	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2022

INVESTMENT INCOME
Dividends	$521,467
Interest, net of amortization and accretion	11,504,696
TOTAL INVESTMENT INCOME	12,026,163

EXPENSES
Investment advisory fees	1,465,841
Distribution (12b-1) fees
Class A	10,377
Class C	23,386
Administrative services fees	352,400
Third party administration servicing fees	97,194
Transfer agent fees	86,688
Custodian fees	42,873
Registration fees	34,700
Compliance officer fees	28,515
Audit fees	25,503
Legal Fees	17,003
Printing and postage expenses	14,919
Trustees’ fees and expenses	14,030
Insurance expense	8,756
Other expenses	25,039
TOTAL EXPENSES	2,247,224

Less: Fees waived by the advisor	(576,426)

NET EXPENSES	1,670,798

NET INVESTMENT INCOME	10,355,365

REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
Net realized loss from investments	(1,474,915)
Net change in unrealized depreciation on investments	(30,368,429)
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(31,843,344)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,487,979)

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
FROM OPERATIONS
Net investment income	$10,355,365	$9,540,014
Net realized gain (loss) from investments	(1,474,915)	2,018,799
Net change in unrealized appreciation (depreciation) on investments	(30,368,429)	4,085,182
Net increase (decrease) in net assets resulting from operations	(21,487,979)	15,643,995

DISTRIBUTIONS TO SHAREHOLDERS
Total distribution paid
Class A	(115,350)	(109,478)
Class C	(49,488)	(62,960)
Class I	(2,313,837)	(2,205,071)
Class I2	(9,201,854)	(7,568,694)
Net decrease in net assets from distributions to shareholders	(11,680,529)	(9,946,203)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	73,338	2,606,768
Class C	134,969	633,991
Class I	46,015,914	68,280,773
Class I2	82,767,861	39,575,598
Reinvestment of distributions to shareholders:
Class A	115,349	109,478
Class C	49,488	62,960
Class I	2,174,098	2,120,210
Class I2	7,971,898	6,832,255
Payments for shares redeemed:
Class A	(2,543,372)	(464,217)
Class C	(1,142,711)	(1,634,781)
Class I	(62,495,371)	(18,290,642)
Class I2	(37,136,094)	(18,679,304)
Net increase in net assets from shares of beneficial interest	35,985,367	81,153,089

TOTAL INCREASE IN NET ASSETS	2,816,859	86,850,881

NET ASSETS
Beginning of Year	354,006,323	267,155,442
End of Year	$356,823,182	$354,006,323

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
SHARE ACTIVITY
Class A:
Shares Sold	7,225	259,501
Shares Reinvested	11,743	10,885
Shares Redeemed	(263,430)	(46,107)
Net increase (decrease) in shares of beneficial interest outstanding	(244,462)	224,279

Class C:
Shares Sold	13,359	62,757
Shares Reinvested	5,051	6,255
Shares Redeemed	(116,349)	(161,997)
Net decrease in shares of beneficial interest outstanding	(97,939)	(92,985)

Class I:
Shares Sold	4,655,627	6,770,702
Shares Reinvested	223,382	211,014
Shares Redeemed	(6,263,961)	(1,808,249)
Net increase (decrease) in shares of beneficial interest outstanding	(1,384,952)	5,173,467

Class I2:
Shares Sold	8,249,587	3,889,986
Shares Reinvested	812,036	674,505
Shares Redeemed	(3,768,054)	(1,845,941)
Net increase in shares of beneficial interest outstanding	5,293,569	2,718,550

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class A

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019 (1)

Net asset value, beginning of period	$10.09	$9.89	$9.96	$9.89
Activity from investment operations:
Net investment income (2)	0.23	0.26	0.28	0.10
Net realized and unrealized gain (loss) on investments	(0.82)	0.23	(0.05)	0.14
Total from investment operations	(0.59)	0.49	0.23	0.24
Less distributions from:
Net investment income	(0.27)	(0.29)	(0.30)	(0.17)
Net realized gains	(0.02)	—	—	—
Total distributions	(0.29)	(0.29)	(0.30)	(0.17)
Net asset value, end of period	$9.21	$10.09	$9.89	$9.96
Total return (3)	(5.94)%	5.02%	2.34%	2.41	% (5)
Net assets, end of period (000s)	$2,125	$4,796	$2,481	$9,585
Ratio of gross expenses to average net assets (4)	0.85%	0.85%	0.88%	0.83	% (6)
Ratio of net expenses to average net assets (4)	0.85%	0.85%	0.88%	0.83	% (6)
Ratio of net investment income to average net assets	2.39%	2.64%	2.78%	3.28	% (6)
Portfolio Turnover Rate	47%	73%	70%	47	% (7)

(1)	The Boyd Watterson Limited Duration Enhanced Income Fund Class A commenced operations on February 28, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Not annualized.

(6)	Annualized.

(7)	Portfolio turnover is based on the Fund as a whole.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class C

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019 (1)

Net asset value, beginning of period	$10.10	$9.90	$9.97	$9.89
Activity from investment operations:
Net investment income (2)	0.17	0.19	0.21	0.10
Net realized and unrealized gain (loss) on investments	(0.84)	0.22	(0.06)	0.14
Total from investment operations	(0.67)	0.41	0.15	0.24
Less distributions from:
Net investment income	(0.19)	(0.21)	(0.22)	(0.16)
Net realized gains	(0.02)	—	—	—
Total distributions	(0.21)	(0.21)	(0.22)	(0.16)
Net asset value, end of period	$9.22	$10.10	$9.90	$9.97
Total return (3)	(6.67)%	4.19%	1.56%	2.46	% (5)
Net assets, end of period (000s)	$1,670	$2,818	$3,683	$3,351
Ratio of gross expenses to average net assets (4)	1.60%	1.60%	1.63%	1.58	% (6)
Ratio of net expenses to average net assets (4)	1.59%	1.59%	1.59%	1.58	% (6)
Ratio of net investment income to average net assets	1.67%	1.93%	2.08%	2.68	% (6)
Portfolio Turnover Rate	47%	73%	70%	47	% (7)

(1)	The Boyd Watterson Limited Duration Enhanced Income Fund Class C commenced operations on February 28, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Not annualized.

(6)	Annualized.

(7)	Portfolio turnover is based on the Fund as a whole.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years Presented

	Class I

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018

Net asset value, beginning of year	$10.08	$9.89	$9.97	$9.88	$10.02
Activity from investment operations:
Net investment income (1)	0.27	0.29	0.30	0.34	0.37
Net realized and unrealized gain (loss) on investments	(0.83)	0.22	(0.05)	0.14	(0.19)
Total from investment operations	(0.56)	0.51	0.25	0.48	0.18
Less distributions from:
Net investment income	(0.30)	(0.32)	(0.33)	(0.39)	(0.32)
Net realized gains	(0.02)	—	—	—	—
Total distributions	(0.32)	(0.32)	(0.33)	(0.39)	(0.32)
Net asset value, end of year	$9.20	$10.08	$9.89	$9.97	$9.88
Total return (2)	(5.69)%	5.19%	2.58%	4.93%	1.79%
Net assets, end of year (000s)	$66,146	$86,471	$33,653	$17,561	$4,858
Ratio of gross expenses to average net assets (3,4)	0.60%	0.60%	0.63%	0.62%	0.62%
Ratio of net expenses to average net assets (4)	0.60%	0.60%	0.60%	0.59%	0.55%
Ratio of net investment income to average net assets	2.67%	2.89%	3.07%	3.43%	3.69%
Portfolio Turnover Rate	47%	73%	70%	47%	73%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years Presented

	Class I2

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018

Net asset value, beginning of year	$10.17	$9.95	$10.01	$9.90	$10.03
Activity from investment operations:
Net investment income (1)	0.29	0.32	0.33	0.36	0.38
Net realized and unrealized gain (loss) on investments	(0.84)	0.22	(0.06)	0.14	(0.19)
Total from investment operations	(0.55)	0.54	0.27	0.50	0.19
Less distributions from:
Net investment income	(0.30)	(0.32)	(0.33)	(0.39)	(0.32)
Net realized gains	(0.02)	—	—	—	—
Total distributions	(0.32)	(0.32)	(0.33)	(0.39)	(0.32)
Net asset value, end of year	$9.30	$10.17	$9.95	$10.01	$9.90
Total return (2)	(5.54)%	5.46%	2.77%	5.12%	1.89%
Net assets, end of year (000s)	$286,882	$259,922	$227,338	$202,028	$152,365
Ratio of gross expenses to average net assets (3,4)	0.60%	0.60%	0.63%	0.61%	0.61%
Ratio of net expenses to average net assets (4)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.88%	3.10%	3.27%	3.60%	3.79%
Portfolio Turnover Rate	47%	73%	70%	47%	73%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2022

1.	ORGANIZATION

Boyd Watterson Limited Duration Enhanced Income Fund (the ’‘Fund’’) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’). The Fund currently consists of four classes of shares. The Fund’s Class I2 is the successor to the Boyd Watterson Limited Duration Mid-Grade Fund, LLC, (the “Predecessor Fund”). The Predecessor Fund was organized under the laws of the State of Delaware as a limited liability company effective July 19, 2012 and commenced operations on July 15, 2013. Class I commenced operations on April 13, 2017. Class A and Class C commenced operations on February 28, 2019. The Predecessor Fund’s investment objective was to generate current income consistent with a strategy that focuses on capital preservation, without taking significant duration risk. The Fund seeks (i) income generation as a principal objective and (ii) capital preservation and total return as secondary objectives.

Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2022, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Preferred Stocks	$6,902,846	$—	$—	$6,902,846
Asset Backed Securities	—	122,125,811	—	122,125,811
Corporate Bonds	—	137,836,502	—	137,836,502
Term Loans	—	66,690,911	—	66,690,911
Short-Term Investments	19,375,301	—	—	19,375,301
Total	$26,278,147	$326,653,224	$—	$352,931,371

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Gains and losses realized on principal payments of asset-backed securities and bank loans (paydown gains and losses) are classified as part of investment income.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30, 2019, through June 30, 2021 or expected to be taken in the Fund’s June 30, 2022 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense of the Statement of Operations. During the year ended June 30, 2022, the Fund did not incur any interest or penalties.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

Fixed Income Risk – When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Counterparty Credit Risk – The stability and liquidity of many security transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Bank Loans Risk – The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis (in some cases, longer than 7 days), potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. The Fund may need a line of credit in order to meet redemptions during these periods, which may increase the Fund’s expenses. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

LIBOR Risk – LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The industry currently anticipates the conversion of all LIBOR based instruments to Secured Overnight Financing Rate (“SOFR”) based instruments in June 2023 or sooner.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

Since 2017, the UK’s Financial Conduct Authority had been working towards the cessation of LIBOR at the end of December 2021. In November 2020, though, the administrator of the U.S. Dollar LIBOR benchmarks, the ICE Benchmark Administration, extended the retirement date for most U.S. Dollar LIBOR rates until June 2023. Regulators and industry working groups have suggested numerous alternative reference rates to LIBOR. Leading alternatives include Sonia in the UK, €STR in the EU, Tonar in Japan, and in the U.S., the NY Fed has been working to develop the SOFR. Global consensus is still coalescing around the transition to a new reference rate and the process for amending existing contracts. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2022, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments and U.S. government securities, amounted to $184,994,159 and $156,618,430, respectively. Cost of purchases and proceeds from sales of U.S. government securities, amounted to $9,045,159 and $9,170,925, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Boyd Watterson Asset Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 0.40%. Pursuant to the advisory agreement, the Fund accrued $1,465,841 in advisory fees for the year ended June 30, 2022.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (“Waiver Agreement”) until at least October 31, 2022, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and the Board, contractual indemnification of Fund service providers (other than the Advisor)), will not exceed 0.89%, 1.59%, 0.60%, and 0.40%, of the daily average net assets attributable to Class A, Class C, Class I, and Class I2 shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or within the expense limits in place at the time of the recoupment, whichever is lower. For the year ended June 30, 2022, the Advisor waived fees in the amount of $576,426 pursuant to the Waiver Agreement.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

The Board may terminate this expense reimbursement arrangement at any time. For the year ended June 30, 2020, the Advisor waived fees in the amount of $473,869 which is subject to recapture through June 30, 2023, pursuant to the Waiver Agreement. For the year ended June 30, 2021, the Advisor waived fees in the amount of $471,412, which is subject to recapture through June 30, 2024, pursuant to the Waiver Agreement. For the year ended June 30, 2022, the Advisor waived fees in the amount of $576,426, which is subject to recapture through June 30, 2025, pursuant to the Waiver Agreement.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25% and 1.00% of its average daily net assets attributable the Fund’s Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. Pursuant to the Plans, the table below shows the fees incurred during the year ended June 30, 2022:

Class	Distribution (12b-1) fee
Class A	$10,377
Class C	23,386

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the year ended June 30, 2022, the Distributor received $162 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with UFS, the Fund pays UFS customary fees based on aggregate net assets of the Fund as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) an affiliate of UFS and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”) an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $379,579,221 for the Fund, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$106,586
Unrealized depreciation	(26,754,436)
Net unrealized depreciation	$(26,647,850)

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

The tax character of distributions paid for the years ended June 30, 2022 and June 30, 2021 was as follows:

	Fiscal Year Ended June	Fiscal Year Ended June
	30, 2022	30, 2021
Ordinary Income	$10,917,545	$9,946,203
Long-Term Capital Gain	762,984	—
Return of Capital	—	—
	$11,680,529	$9,946,203

As of June 30, 2022 the components of accumulated earnings on a tax basis were as follows:

					Unrealized	Total
Undistributed	Undistributed	Post October Loss	Capital Loss Carry	Other Book/Tax	Appreciation/	Accumulated
Ordinary Income	Long-Term Gains	and Late Year Loss	Forwards	Differences	(Deprecation)	Earnings/(Deficits)
$105,670	$83,007	$(2,174,740)	$—	$—	$(26,647,850)	$(28,633,913)

The difference between book basis and tax basis undistributed net investment income and unrealized appreciation from investments is primarily attributable to tax adjustments for perpetual bonds.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $2,174,740.

6.	LINE OF CREDIT

The Fund has a committed revolving line of credit agreement with PNC Bank for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is $7,000,000. Borrowings are secured by assets held by the Fund at the custodian. The Fund has granted PNC Bank a first priority perfected security interest in the collateral pledged by the Fund. Borrowings under the PNC Bank agreement bear interest at a rate equal to the Daily Bloomberg Short-Term Bank Yield Index plus applicable margin of 2.50%, per annum, on the outstanding principal balance. The PNC Bank agreement matures on October 31, 2022. For the year ended June 30, 2022, there were no borrowings for the Fund and no balance outstanding as of period-end.

7.	NEW REGULATORY UPDATES

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Boyd Watterson Limited Duration Enhanced Income Fund and

Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2022

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Boyd Watterson Limited Duration Enhanced Income Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022 (the “period”).

Actual Expenses

The actual table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The hypothetical table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	1/1/22	6/30/22	1/1/22 – 6/30/22 *	1/1/22 – 6/30/22
Class A	$1,000.00	$934.50	$4.09	0.85%
Class C	$1,000.00	$931.00	$7.62	1.59%
Class I	$1,000.00	$935.90	$2.89	0.60%
Class I2	$1,000.00	$936.50	$1.94	0.40%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	1/1/22	6/30/22	1/1/22 – 6/30/22 *	1/1/22 – 6/30/22
Class A	$1,000.00	$1,020.57	$4.27	0.85%
Class C	$1,000.00	$1,016.90	$7.96	1.59%
Class I	$1,000.00	$1,021.80	$3.02	0.60%
Class I2	$1,000.00	$1,022.79	$2.02	0.40%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2022

Renewal of Advisory Agreement – Boyd Watterson Limited Duration Enhanced Income Fund*

In connection with a meeting held on May 24-25, 2022, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Boyd Watterson Asset Management, LLC (“BWAM”) and the Trust, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund (“BWLD”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to BWLD and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board recognized that BWAM was among the oldest independent investment firms in the nation and offered an array of fixed income, real estate and equity investment strategies to its clients. The Board considered the backgrounds of BWAM’s key investment personnel, noting their education and financial industry experience. The Board acknowledged that BWAM utilized a proprietary methodology to seek to capitalize on inefficiencies in the public trading markets for fixed income securities and bank loans. The Board discussed that the methodology involved performing ongoing macroeconomic research that analyzed economic growth, interest rates, inflation, monetary and fiscal policy, and the credit cycle. The Board noted that BWAM maintained a comprehensive risk management plan that utilized quantitative, qualitative, fundamental and valuation measures to ensure BWLD invested within its investment restrictions. The Board observed that BWAM’s credit team monitored and discussed security ratings and market conditions on a daily basis. The Board examined the factors taken into consideration by BWAM’s Best Execution Committee when approving broker-dealers. The Board noted that BWAM maintained an internal IT department that was responsible for developing and implementing cybersecurity protocols. The Board discussed that BWAM provided abundant resources to support BWLD and could expect BWAM to continue providing high quality service to BWLD for the benefit of BWLD’s shareholders.

Performance. The Board noted that BWLD was a three-star Morningstar rated fund that outperformed its peer group, Morningstar category, benchmark for the 1-year period ended February 28, 2022. The Board considered that BWLD underperformed its peer group and Morningstar category over the 3-year and since inception periods but outperformed its benchmark

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

over both periods. The Board agreed that BWAM had consistently delivered reasonable returns for BWLD with relatively low volatility and a first quartile ranking for standard deviation across all periods. The Board discussed that BWAM attributed BWLD’s 1-year performance to BWLD’s exposure to high-yield credit and floating rate securities. The Board concluded that it expected BWAM to continue providing reasonable returns to BWLD.

Fees and Expenses. The Board considered that BWAM’s advisory fee for BWLD was lower than the averages and medians of BWLD’s peer group and Morningstar category. The Board also considered that BWLD’s net expense ratio was on par with the average of its peer group, lower than the median of its peer group, and lower than the average and median of its Morningstar category. Given these considerations, the Board concluded that BWAM’s advisory fee for BWLD was not unreasonable.

Economies of Scale. The Board considered whether economies of scale had been reached with respect to the advisory services provided to BWLD. The Board noted that BWAM had indicated its willingness to discuss the matter of breakpoints with the Board as BWLD reached a specified asset level. The Board agreed that, in light of the expense limitation agreement, which effectively provided shareholders with some benefits of scale despite lower asset levels, and BWAM’s willingness to consider breakpoints as BWLD grows, the absence of breakpoints at this time was acceptable.

Profitability. The Board reviewed the profitability analysis provided by BWAM for its services to BWLD. The Board noted that BWAM reported a modest profit with respect to BWLD. Based on the information presented, the Board concluded that BWAM’s profitability with respect to BWLD was not excessive.

Conclusion. Having requested and reviewed such information from BWAM as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of BWLD and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of BWLD.

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2022

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017- 2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of June 30, 2022, the Trust was comprised of 32 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

06/30/22-NLFT III-v1

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016- 2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-345-9597.

06/30/22-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-631-490-4300

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-345-9597 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-345-9597.

INVESTMENT ADVISOR
Boyd Watterson Asset Management, LLC
1301 East 9th Street, Suite 2900
Cleveland, OH 44114

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

BWD-AR22

(b)	Not Applicable

Item 2. Code of Ethics.

(a)       The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)        During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $20,000

2021 - $20,000

(b)	Audit-Related Fees

2022 - None

2021 – None

(c)	Tax Fees

2022 - $3,500

2021 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2022	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $3,500

2021 - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Eric Kane

Eric Kane, Principal Executive Officer/President

Date 9/6/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric Kane

Eric Kane, Principal Executive Officer/President

Date 9/6/2022

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 9/6/2022